TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS					December 31, 2025 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies, Bonds and Notes - 30.42% of net assets applicable to common shareholders, total cost of $12,662,441
$248,000	C	Puerto Rico Sales Tax	4.55%	07/01/40	$248,092
1,817,000	C	Puerto Rico Sales Tax	4.75%	07/01/53	1,712,639
7,548,000	C	Puerto Rico Sales Tax	5.00%	07/01/58	7,266,875
517,000	C	Puerto Rico Sales Tax	4.33%	07/01/40	505,824
73,000	C	Puerto Rico Sales Tax	4.54%	07/01/53	66,123
2,054,000	C	Puerto Rico Sales Tax	ı4.78%	07/01/58	1,917,680
540,000	C	Puerto Rico Sales Tax	4.55%	07/01/40	469,430

$12,797,000					$12,186,663

Principal Outstanding
Amount
Puerto Rico FNMA Taxable - 0.89% of net assets applicable to common shareholders, total cost of $347,250
$56,653		FNMA Pool 758572	5.50%	12/01/34	$58,649
142,621		FNMA Pool 835557	5.50%	10/01/35	148,931
12,251		FNMA Pool 758560	6.00%	08/01/34	12,867
135,668		FNMA Pool 776508	5.50%	02/01/34	137,551

$347,193	A				$357,998

Face Amount
US Government, Agency and Instrumentalities - 80.72% of net assets applicable to common shareholders, total cost of $31,524,556
$1,000,000		Federal Farm Credit	4.14%	08/02/38	$947,677
500,000		Federal Farm Credit	5.05%	08/18/42	496,144
1,800,000		Federal Farm Credit	4.85%	04/28/42	1,784,048
1,000,000		Federal Home Loan Bank	5.11%	08/15/42	989,646
1,400,000		Federal Home Loan Bank	5.20%	09/28/37	1,399,243
1,000,000		Federal Home Loan Bank	5.50%	10/07/44	994,995
2,000,000		Federal Home Loan Bank	5.75%	11/07/44	2,001,210
3,000,000		Federal Home Loan Bank	5.88%	10/21/44	3,001,320
2,500,000		Federal Home Loan Bank	5.87%	04/10/45	2,508,550
16,650,000	B	Federal Home Loan Bank	5.50%	07/15/36	18,219,629

$30,850,000					$32,342,462

US Municipals - 9.71% of net assets applicable to common shareholders, total cost of $3,571,429
$3,571,429		State of Illinois General Obligations	7.35%	07/01/35	$3,889,118

Total investments (121.74% of net assets applicable to common shareholders)					$48,776,240
Other Assets and Liabilities, net (-21.74% of net assets applicable to common shareholders)					(8,710,757)

Net assets applicable to common shareholders - 100%					$40,065,483

Securities sold under reverse repurchase agreements - 24.83% of net assets applicable to common shareholders
$9,950,000		Reverse Repurchase Agreement with South Street Securities 4.05% dated December 16, 2025, due January 13, 2026 (Collateralized by US Government, Agencies and Instrumentalities with a face amount of $9,540,000 and a fair value of $10,439,622; 5.50%, with a maturity date of to July 15, 2036)			$9,950,000

$9,950,000					$9,950,000

A

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

B	A portion or all of the security has been pledged as collateral for securities sold under reverse repurchase agreements.

C

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.